Exhibit 99.1

Century Communities Initiates Quarterly Cash Dividend

Greenwood Village, Colorado (May 19, 2021) - Century Communities, Inc. (NYSE: CCS), a leading national homebuilder, today announced that its Board of Directors has approved the initiation of a quarterly cash dividend. The first dividend of $0.15 per share ($0.60 per share on an annualized basis) will be paid on June 16, 2021 to stockholders of record as of the close of business on June 2, 2021.

Dale Francescon, Chairman and Co-Chief Executive Officer, stated, “Since becoming a public company seven years ago, we have focused on growing our business and creating long term value for our shareholders. We are pleased with the Board’s decision to initiate a quarterly dividend, which reflects our achievements in becoming a larger and more profitable company, strengthening our balance sheet and generating sustainable free cash flows.”

Rob Francescon, Co-Chief Executive Officer and President, said, “We are committed to driving profitable growth and capturing the enormous potential we see in front of us as we invest in our business, maintain a strong balance sheet and return cash to our shareholders.  With our national footprint and continuing strong demand for our homes, we are well positioned to drive further increases in our revenues, profitability and returns on equity.”

About Century Communities:

Century Communities, Inc. (NYSE: CCS) is a top 10 national homebuilder. Offering new homes under the Century Communities and Century Complete brands, Century is engaged in all aspects of homebuilding — including the acquisition, entitlement and development of land, along with the construction, innovative marketing and sale of quality homes designed to appeal to a wide range of homebuyers. The Colorado-based company operates in 17 states across the U.S., and offers title, insurance and lending services in select markets through its Parkway Title, IHL Insurance Agency, and Inspire Home Loan subsidiaries. To learn more about Century Communities, please visit www.centurycommunities.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “estimate,” “plan,” “continue,” “will,” “may,” and “potential,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements in this release include the Company’s future declaration and payment of quarterly cash dividends and return to stockholders as a result of its new quarterly cash dividend program. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on historical information available at the time the statements are made and are based on management’s reasonable belief or expectations with respect to future events, and are subject to risks and uncertainties, many of which are beyond the Company’s control, that could cause actual performance or results to differ materially from the belief or expectations expressed in or suggested by the forward-looking statements. There can be no assurance that future dividends will be declared by the Company’s Board of Directors. The declaration of future dividends is subject to Board approval each quarter after its review of the Company’s financial performance, financial condition and cash needs. Declaration of future dividends is also subject to various risks and uncertainties, including: the Company’s cash flow and cash needs; compliance with applicable law; restrictions on the payment of dividends under existing or future financing arrangements; changes in tax laws relating to corporate dividends; the deterioration in the Company’s financial condition or results; and those risks, uncertainties, and other factors identified from time to time in the Company’s filings with the SEC, including the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to update any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law.

Contact Information:

Hunter Wells, Vice President of Investor Relations
719-426-3520
Hunter.Wells@CenturyCommunities.com